COMMITMENTS	12 Months Ended
Dec. 31, 2011
COMMITMENTS

21.     COMMITMENTS

The Group leases certain office premises and purchases data under non-cancelable leases. Rent expenses under operating leases for 2009, 2010 and 2011 were $2,970,407, $3,067,950 and $3,286,547, respectively.

Future minimum payments under non-cancelable operating leases and data purchase agreements were as follows:

Year ending
2012	5,220,981
2013	516,497
2014	99,083

Total	$5,836,561